Exhibit 99.1

Charles Lowrey

Chairman & CEO, Prudential

“This unique reinsurance platform will play an important role in our vision to be a global leader in expanding access to investing, insurance and retirement security for people around the world.

Chip Kaye

CEO, Warburg Pincus

“Warburg Pincus is thrilled to enter into this strategic partnership with Prudential in the creation of Prismic.”

Prudential Financial, Inc. and Warburg

Pincus announce launch of Prismic

Life Re

$10 billion initial reinsurance transaction and $1 billion equity capital investment establishes new reinsurance platform positioned for scale and long-term growth on behalf of customers

NEWARK, N.J., Sept. 7, 2023 - Prudential Financial, Inc. (NYSE: PRU) (Prudential) and Warburg Pincus today announced the launch of Prismic Life Reinsurance, Ltd. (Prismic), a licensed Class E Bermuda-based life and annuity reinsurance company. Prudential and Warburg Pincus, together with a group of investors, have agreed to make equity investments in Prismic and will oversee its long-term strategy through participation on its board of directors.

Prudential expects to reinsure to Prismic a block of structured settlement annuity contracts with reserves of approximately $10 billion, subject to the receipt of required regulatory approvals. Prudential’s obligations to the holders of these annuities will remain unchanged following the reinsurance arrangement and Prudential will continue to administer the contracts. From there, Prudential aims for Prismic to be a strategic reinsurance partner with the ambition to grow their reinsurance relationship materially in years to come. PGIM and Warburg Pincus will provide asset management services to Prismic.

Through expanded reinsurance capacity, Prudential expects Prismic will allow the company to provide more people with access to its industry-leading life and annuity products.

Charles Lowrey, chairman and CEO of Prudential Financial, Inc., comments: “This unique reinsurance platform will play an important role in our vision to be a global leader in expanding access to investing, insurance, and retirement security for people around the world. Prismic will enhance our ability to address the evolving needs of our insurance customers and clients while continuing to meet our obligations to policyholders. It represents a formidable combination of industry-leading expertise,

-more-

global capabilities, and the backing of two of the world’s leading insurance and asset management firms.”

A group of global investors has agreed to make equity investments in Prismic, alongside Prudential and Warburg Pincus, giving Prismic a combined initial equity investment of $1 billion. Prudential and Warburg Pincus will initially own 20% and 15% of the equity in Prismic, respectively. Prismic’s board will include two independent directors and one director nominated by each of Prudential, Warburg Pincus, and the group of investors.

Prismic will leverage PGIM’s and Warburg Pincus’ global investment management capabilities across public and private markets, including public fixed income, private credit, private real estate, and private equity. Prismic will become a client of PGIM Portfolio Advisory, a newly established affiliate within PGIM that combines asset-liability management expertise with portfolio strategy and asset allocation to deliver integrated solutions across public and private asset classes.

Chip Kaye, CEO, Warburg Pincus, said: “Warburg Pincus is thrilled to enter into this strategic partnership with Prudential in the creation of Prismic. The combination of Prudential’s significant in-force and new business origination capabilities, PGIM’s expertise in public fixed income, private credit, and real estate with our private markets investment capabilities presents Prismic with a unique opportunity for future, sustainable growth. Prismic’s strategy of enhancing long-term investment returns through an end-to-end ecosystem of liability origination, asset-liability management, and asset management clearly aligns with our focus on long-term fundamental value creation. We look forward to the partnership with Prudential and the success of Prismic.”

Prismic will be led by Amy Kessler, a 30-year financial services industry veteran, who will serve as CEO. Kessler was the founding leader of Prudential’s international reinsurance business.

CONNECT WITH US: Visit prudential.com Follow @PrudentialNews Follow on LinkedIn	Nandini Mongia, president of Prudential’s Open Architecture Solutions, will represent Prudential on Prismic’s board. Mongia most recently served as Prudential’s treasurer where she played a leading role in the creation of this innovative reinsurance platform. Mike Thompson, managing director, will represent Warburg Pincus on Prismic’s board.

ABOUT PRUDENTIAL

Prudential Financial, Inc. (NYSE: PRU), a global financial services leader and premier active global investment manager with approximately $1.4 trillion in assets under management as of June 30, 2023, has operations in the United States, Asia, Europe, and Latin America. Prudential’s diverse and talented employees help make lives better by creating financial opportunity for more people by expanding access to investing, insurance, and retirement security. Prudential’s iconic Rock symbol has stood for strength, stability, expertise, and innovation for nearly 150 years. For more information, please visit news.prudential.com.

ABOUT WARBURG PINCUS

MEDIA CONTACTS Laura Edling Prudential +1 973-529-2392 laura.edling@prudential.com Kerrie Cohen Warburg Pincus +1 212-878-9207 kerrie.cohen@warburgpincus.com

Warburg Pincus LLC is a leading global growth investor. The firm has more than $83 billion in assets under management. The firm’s active portfolio of more than 250 companies is highly diversified by stage, sector, and geography. Warburg Pincus is an experienced partner to management teams seeking to build durable companies with sustainable value. Founded in 1966, Warburg Pincus has raised 21 private equity and 2 real estate funds, which have invested more than $112 billion in over 1,000 companies in more than 40 countries. Warburg Pincus has been a leading investor in the insurance industry for 30 years, investing more than $5 billion in equity capital across more than 20 investments, globally. These investments include Aeolus Re, Arch Capital, Fortegra, Foundation Risk Partners, ICICI Lombard Insurance, K2 Insurance Services, McGill & Partners, RenaissanceRe, and Somers Re, amongst others. The firm is headquartered in New York with offices in Amsterdam, Beijing, Berlin, Hong Kong, Houston, London, Luxembourg, Mumbai, Mauritius, San Francisco, São Paulo, Shanghai, and Singapore. For more information please visit www.warburgpincus.com. Follow us on LinkedIn.

Prudential Forward-Looking Statements

Certain of the statements included in this release, such as those regarding the launch of Prismic, reinsurance transactions involving Prismic, the provision of asset management services to Prismic, the anticipated increase in Prudential’s underwriting capabilities, equity investments in Prismic by global investors and other institutions, the leadership and operation of Prismic following its launch, and the impact of Prismic on Prudential’s business and strategy, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Prudential’s forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in Prudential’s Annual Report on Form 10-K. Prudential does not undertake to update any particular forward-looking statement included in this document.

Prudential Financial, Inc. of the United States is not affiliated in any manner with Prudential plc, an international group incorporated in the United Kingdom or the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom.